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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                             FORM 8-K



                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                           May 29, 1996




                  PEEKSKILL FINANCIAL CORPORATION
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      (Exact name of Registrant as specified in its Charter)




   Delaware                   0-27178                13-3858258
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(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)




1019 Park Street, Peekskill, New York                    10566
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (914) 737-2777
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                               N/A
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  (Former name or former address, if changed since last report)

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Item 5.  Other Events
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     On May 29, 1996, the Registrant issued the attached press
release announcing the payment of a cash dividend.


Item 7.  Financial Statements and Exhibits
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     (a)  Exhibits

          99.1  Press release, dated May 29, 1996.
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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SFS BANCORP, INC.




Date:   May 29, 1996               By: /s/ ELDORUS MAYNARD
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                                       Eldorus Maynard, Chairman
                                        and Chief Executive Officer